Risk Management and Fair Values (Details) - Schedule of Capital Requirements - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Schedule of Capital Requirements [Abstract]
Total borrowing		$ 1,180,656
Less: cash and cash equivalents	(520,916)	(12,914,914)
Net debt	(520,916)	(11,734,258)
Total equity	12,325,892	30,872,341
Total capital	$ 11,804,976	$ 19,138,083
Gearing ratio	(1.00%)	(38.00%)